UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 4, 2013

PLUM CREEK TIMBER COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-10239	91-1912863
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600
Registrant's Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) On February 4, 2013, Plum Creek Timber Company, Inc. was notified by John H. Scully, a long-time member of the company's Board of Directors, that he is retiring from the Board and does not intend to stand for re-election at the company's 2013 Annual Meeting of the Stockholders.

(c) On February 5, 2013, the Plum Creek Timber Company, Inc. Board of Directors appointed Thomas M. Lindquist, 52, to serve as President and Chief Operating Officer of the company. Mr. Lindquist previously served as Executive Vice President and Chief Operating Officer of the company from April 2007 to the present and as Executive Vice President of the company from December 2001 to March 2007. Rick Holley, 60, the company's President and Chief Executive Officer since 1994, will continue to serve as Chief Executive Officer. A press release announcing the appointment is filed as an exhibit hereto and is incorporated herein by reference.

(e) On February 4, 2013, the Compensation Committee of the Plum Creek Timber Company, Inc. Board of Directors authorized the payment of annual incentive cash bonus awards under the company's Annual Incentive Plan. The following table sets forth the payment amounts for the 2012 cash incentive bonus to the company's named executive officers listed in its 2012 definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2012:

Name and Position	Annual Incentive Award
Rick R. Holley President and Chief Executive Officer	$1,480,604
Thomas M. Lindquist Executive Vice President and Chief Operating Officer	$729,729
David W. Lambert Senior Vice President and Chief Financial Officer	$489,456
James A. Kilberg Senior Vice President, Real Estate	$428,868
Larry D. Neilson Senior Vice President, Resources and Operations Support	$427,680
Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

10.1
Plum Creek Timber Company, Inc. Annual Incentive Plan (Incorporated by reference to Exhibit 10.13 to Form 10-K, File No. 1-10239, for the year ended December 31, 2000). Annual Incentive Plan - Compensation Committee Guidelines for Executive Officers (Incorporated by reference to Item 1.01 of Form 8-K, File No. 1-10239, filed on April 6, 2006). Annual Incentive Plan - Compensation Committee Guidelines for Executive Officers (Incorporated by reference to Item 5.02 of Form 8-K, File No. 1-10239, filed on February 10, 2011).

99.1	Press release of Plum Creek Timber Company, Inc. issued on February 6, 2013 announcing the appointment of Thomas M. Lindquist as President and Chief Operating Officer of the company (filed herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ James A. Kraft
James A. Kraft
Senior Vice President, General Counsel and Secretary

DATED: February 7, 2013

PLUM CREEK TIMBER COMPANY, INC.
Exhibit Index

Exhibit No.

10.1
Plum Creek Timber Company, Inc. Annual Incentive Plan (Incorporated by reference to Exhibit 10.13 to Form 10-K, File No. 1-10239, for the year ended December 31, 2000). Annual Incentive Plan - Compensation Committee Guidelines for Executive Officers (Incorporated by reference to Item 1.01 of Form 8-K, File No. 1-10239, filed on April 6, 2006). Annual Incentive Plan - Compensation Committee Guidelines for Executive Officers (Incorporated by reference to Item 5.02 of Form 8-K, File No. 1-10239, filed on February 10, 2011).

99.1	Press release of Plum Creek Timber Company, Inc. issued on February 6, 2013 announcing the appointment of Thomas M. Lindquist as President and Chief Operating Officer of the company (filed herewith).